Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Third Quarter 2011

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Third Quarter 2011

(1)                                Reflects new measures added since prior quarter

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Revenues
Property-liability insurance premiums	$6,432	$6,457	$6,448	$6,442	$6,499	$6,513	$6,503	$19,337	$19,515
Life and annuity premiums and contract charges	552	547	569	531	548	545	544	1,668	1,637
Net investment income	994	1,020	982	998	1,005	1,049	1,050	2,996	3,104
Realized capital gains and losses:
Total other-than-temporary impairment losses	(197)	(82)	(156)	(300)	(99)	(288)	(250)	(435)	(637)
Portion of loss recognized in other comprehensive income	(6)	(4)	(27)	27	(68)	(18)	(5)	(37)	(91)
Net other-than-temporary impairment losses recognized in earnings	(203)	(86)	(183)	(273)	(167)	(306)	(255)	(472)	(728)
Sales and other realized capital gains and losses	467	143	279	389	23	(145)	(93)	889	(215)
Total realized capital gains and losses	264	57	96	116	(144)	(451)	(348)	417	(943)
Total revenues	8,242	8,081	8,095	8,087	7,908	7,656	7,749	24,418	23,313

Costs and expenses
Property-liability insurance claims and claims expense	5,132	6,355	4,476	4,842	4,603	4,714	4,792	15,963	14,109
Life and annuity contract benefits	455	422	454	443	445	485	442	1,331	1,372
Interest credited to contractholder funds	405	417	418	449	445	450	463	1,240	1,358
Amortization of deferred policy acquisition costs	1,122	1,018	1,051	1,065	1,006	949	1,014	3,191	2,969
Operating costs and expenses	825	802	838	835	828	789	829	2,465	2,446
Restructuring and related charges	8	11	9	(3)	9	13	11	28	33
Interest expense	92	91	92	92	91	92	92	275	275
Total costs and expenses	8,039	9,116	7,338	7,723	7,427	7,492	7,643	24,493	22,562

Gain (loss) on disposition of operations	-	6	(23)	(1)	9	2	1	(17)	12

Income (loss) from operations before income tax expense (benefit)	203	(1,029)	734	363	490	166	107	(92)	763

Income tax expense (benefit)	38	(409)	215	67	123	21	(13)	(156)	131

Net income (loss)	$165	$(620)	$519	$296	$367	$145	$120	$64	$632

Earnings per share: (1)

Net income (loss) per share - Basic	$0.32	$(1.19)	$0.98	$0.55	$0.68	$0.27	$0.22	$0.12	$1.17
Weighted average shares - Basic	512.0	523.1	531.0	539.5	540.9	540.7	540.5	520.4	540.6

Net income (loss) per share - Diluted (2)	$0.32	$(1.19)	$0.97	$0.55	$0.68	$0.27	$0.22	$0.12	$1.16
Weighted average shares - Diluted (2)	514.2	523.1	533.6	542.0	543.0	543.0	541.8	522.9	542.7

Cash dividends declared per share	$0.21	$0.21	$0.21	$0.20	$0.20	$0.20	$0.20	$0.63	$0.60

(1)                         In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)                           As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Contribution to income

Operating income (loss) before the impact of restructuring and related charges	$89	$(635)	$503	$270	$457	$450	$382	$(43)	$1,289
Restructuring and related charges, after-tax	(5)	(7)	(6)	1	(5)	(9)	(7)	(18)	(21)

Operating income (loss) *	84	(642)	497	271	452	441	375	(61)	1,268

Realized capital gains and losses, after-tax	170	36	63	76	(93)	(294)	(226)	269	(613)
Valuation changes on embedded derivatives that are not hedged, after-tax	(4)	(3)	8	-	-	-	-	1	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(78)	(5)	(26)	(43)	7	4	(2)	(109)	9
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	1	-	-	-	(18)	1	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(8)	(10)	(9)	(7)	(5)	(7)	(10)	(27)	(22)
Gain (loss) on disposition of operations, after-tax	1	4	(15)	(1)	6	1	1	(10)	8

Net income (loss)	$165	$(620)	$519	$296	$367	$145	$120	$64	$632

Income per share - Diluted (1) (2)

Operating income (loss) before the impact of restructuring and related charges	$0.17	$(1.21)	$0.94	$0.50	$0.84	$0.83	$0.70	$(0.08)	$2.38
Restructuring and related charges, after-tax	(0.01)	(0.02)	(0.01)	-	(0.01)	(0.02)	(0.01)	(0.04)	(0.04)

Operating income (loss)	0.16	(1.23)	0.93	0.50	0.83	0.81	0.69	(0.12)	2.34

Realized capital gains and losses, after-tax	0.33	0.07	0.12	0.14	(0.17)	(0.53)	(0.42)	0.52	(1.13)
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.01)	0.02	-	-	-	-	-	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.15)	(0.01)	(0.05)	(0.08)	0.01	-	-	(0.21)	0.01
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	(0.03)	-	(0.03)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.02)	(0.02)	(0.01)	-	(0.01)	(0.02)	(0.05)	(0.04)
Gain (loss) on disposition of operations, after-tax	-	0.01	(0.03)	-	0.01	-	-	(0.02)	0.01

Net income (loss)	$0.32	$(1.19)	$0.97	$0.55	$0.68	$0.27	$0.22	$0.12	$1.16

Weighted average shares - Diluted	514.2	523.1	533.6	542.0	543.0	543.0	541.8	522.9	542.7

(1)                           In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

(2)                           As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Property-Liability
Property-liability insurance premiums	$6,432	$6,457	$6,448	$6,442	$6,499	$6,513	$6,503	$19,337	$19,515
Net investment income	298	310	284	291	284	310	304	892	898
Realized capital gains and losses	24	(8)	57	82	(107)	(106)	(190)	73	(403)

Total Property-Liability revenues	6,754	6,759	6,789	6,815	6,676	6,717	6,617	20,302	20,010

Allstate Financial
Life and annuity premiums and contract charges	552	547	569	531	548	545	544	1,668	1,637
Net investment income	682	694	684	692	707	723	731	2,060	2,161
Realized capital gains and losses	219	62	39	36	(38)	(353)	(162)	320	(553)

Total Allstate Financial revenues	1,453	1,303	1,292	1,259	1,217	915	1,113	4,048	3,245

Corporate and Other
Service fees (1)	1	2	2	3	2	3	3	5	8
Net investment income	14	16	14	15	14	16	15	44	45
Realized capital gains and losses	21	3	—	(2)	1	8	4	24	13

Total Corporate and Other revenues before reclassification of services fees	36	21	16	16	17	27	22	73	66

Reclassification of service fees (1)	(1)	(2)	(2)	(3)	(2)	(3)	(3)	(5)	(8)

Total Corporate and Other revenues	35	19	14	13	15	24	19	68	58

Consolidated revenues	$8,242	$8,081	$8,095	$8,087	$7,908	$7,656	$7,749	$24,418	$23,313

(1)      For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2011	2011	2011	2010	2010		2011	2011	2011	2010	2010

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,395	$20,456	$19,494	$19,468	$19,294
(amortized cost $73,935, $76,502,						Reserve for life-contingent contract benefits	14,308	13,787	13,552	13,482	13,955
$79,292, $78,786 and $80,786)	$76,394	$78,414	$80,242	$79,612	$83,193	Contractholder funds	43,776	45,078	46,834	48,195	48,936
Equity securities, at fair value						Unearned premiums	10,002	9,727	9,563	9,800	10,001
(cost $4,252, $4,329, $3,792,						Claim payments outstanding	960	948	761	737	733
$4,228 and $3,447)	4,157	4,954	4,437	4,811	3,707	Other liabilities and accrued expenses	6,691	6,152	6,369	5,564	5,945
Mortgage loans	6,956	6,827	6,582	6,679	6,961	Long-term debt	5,907	5,907	5,908	5,908	5,909
Limited partnership interests	4,407	4,400	4,077	3,816	3,454	Separate Accounts	6,791	8,175	8,603	8,676	8,459
Short-term, at fair value						Total liabilities	108,830	110,230	111,084	111,830	113,232
(amortized cost $3,517, $2,536,
$1,986, $3,279 and $2,776)	3,517	2,536	1,986	3,279	2,776	Equity
Other	2,094	2,158	2,287	2,286	2,123	Common stock, 505 million, 517 million, 524
Total investments	97,525	99,289	99,611	100,483	102,214	million, 533 million and 538 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,177	3,165	3,156	3,176	3,165
						Retained income	31,704	31,647	32,377	31,969	31,781
						Deferred ESOP expense	(43)	(43)	(42)	(44)	(45)
						Treasury stock, at cost (395 million, 383
						million, 376 million, 367 million and 362 million shares)	(16,693)	(16,387)	(16,173)	(15,910)	(15,755)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital losses on fixed
						income securities with other-than-temporary impairments	(155)	(156)	(167)	(190)	(200)
						Other unrealized net capital gains and losses	1,683	1,783	1,186	1,089	1,919
Cash	1,026	693	641	562	500	Unrealized adjustment to DAC, DSI and
Premium installment receivables, net	4,988	4,869	4,842	4,839	4,981	insurance reserves	(496)	(181)	60	36	(427)
Deferred policy acquisition costs	4,444	4,572	4,697	4,769	4,671	Total unrealized net capital gains and losses	1,032	1,446	1,079	935	1,292
Reinsurance recoverables, net (1)	6,720	6,446	6,589	6,552	6,597	Unrealized foreign currency translation
Accrued investment income	854	875	885	809	847	adjustments	49	83	79	69	54
Deferred income taxes	792	525	612	784	670	Unrecognized pension and other
Property and equipment, net	908	914	912	921	922	postretirement benefit cost	(1,135)	(1,156)	(1,173)	(1,188)	(1,227)
Goodwill	874	874	874	874	874	Total accumulated other
Other assets	2,037	1,791	2,159	1,605	1,799	comprehensive (loss) income	(54)	373	(15)	(184)	119
Separate Accounts	6,791	8,175	8,603	8,676	8,459	Total shareholders’ equity	18,100	18,764	19,312	19,016	19,274
						Noncontrolling interest	29	29	29	28	28
						Total equity	18,129	18,793	19,341	19,044	19,302
Total assets	$126,959	$129,023	$130,425	$130,874	$132,534	Total liabilities and equity	$126,959	$129,023	$130,425	$130,874	$132,534

(1)

Reinsurance recoverables of unpaid losses related to Property-Liability were $2,271 million, $2,099 million, $2,134 million, $2,072 million and $2,095 million as of September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010 and September 30, 2010, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2010	2010	2010	2010
Book value per share

Numerator:

Shareholders’ equity	$18,100	$18,764	$19,312	$19,016	$19,274	$18,039	$17,560

Denominator:

Shares outstanding and dilutive potential shares outstanding	509.0	522.0	529.0	538.4	543.3	542.7	544.3

Book value per share	$35.56	$35.95	$36.51	$35.32	$35.48	$33.24	$32.26

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$18,100	$18,764	$19,312	$19,016	$19,274	$18,039	$17,560

Unrealized net capital gains and losses on fixed income securities	1,103	1,062	678	573	1,138	398	(309)

Adjusted shareholders’ equity	$16,997	$17,702	$18,634	$18,443	$18,136	$17,641	$17,869

Denominator:

Shares outstanding and dilutive potential shares outstanding	509.0	522.0	529.0	538.4	543.3	542.7	544.3

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$33.39	$33.91	$35.22	$34.26	$33.38	$32.51	$32.83

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2010	2010	2010	2010
Return on Shareholders’ Equity

Numerator:

Net income (1)	$360	$562	$1,327	$928	$1,150	$1,004	$1,248

Denominator:

Beginning shareholders’ equity	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242
Ending shareholders’ equity	18,100	18,764	19,312	19,016	19,274	18,039	17,560

Average shareholders’ equity (2)	$18,687	$18,402	$18,436	$17,854	$18,390	$16,554	$14,901

Return on shareholders’ equity	1.9%	3.1%	7.2%	5.2%	6.3%	6.1%	8.4%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$210	$578	$1,661	$1,539	$1,860	$1,946	$1,802

Denominator:

Beginning shareholders’ equity	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242
Unrealized net capital gains and losses	1,292	328	(84)	(870)	112	(2,112)	(3,767)
Adjusted beginning shareholders’ equity	17,982	17,711	17,644	17,562	17,393	17,180	16,009

Ending shareholders’ equity	18,100	18,764	19,312	19,016	19,274	18,039	17,560
Unrealized net capital gains and losses	1,032	1,446	1,079	935	1,292	328	(84)
Adjusted ending shareholders’ equity	17,068	17,318	18,233	18,081	17,982	17,711	17,644

Average adjusted shareholders’ equity (2)	$17,525	$17,515	$17,939	$17,822	$17,688	$17,446	$16,827

Operating income return on shareholders’ equity	1.2%	3.3%	9.3%	8.6%	10.5%	11.2%	10.7%

(1)	Net income and operating income reflect a trailing twelve-month period.
(2)

Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2010	2010	2010	2010

Debt

Long-term debt	$5,907	$5,907	$5,908	$5,908	$5,909	$5,909	$5,910

Capital resources

Debt	$5,907	$5,907	$5,908	$5,908	$5,909	$5,909	$5,910

Shareholders’ equity
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,177	3,165	3,156	3,176	3,165	3,155	3,152
Retained income	31,704	31,647	32,377	31,969	31,781	31,552	31,514
Deferred ESOP expense	(43)	(43)	(42)	(44)	(45)	(44)	(44)
Treasury stock	(16,693)	(16,387)	(16,173)	(15,910)	(15,755)	(15,760)	(15,782)
Unrealized net capital gains and losses	1,032	1,446	1,079	935	1,292	328	(84)
Unrealized foreign currency translation adjustments	49	83	79	69	54	43	60
Unrecognized pension and other postretirement benefit cost	(1,135)	(1,156)	(1,173)	(1,188)	(1,227)	(1,244)	(1,265)
Total shareholders’ equity	18,100	18,764	19,312	19,016	19,274	18,039	17,560

Total capital resources	$24,007	$24,671	$25,220	$24,924	$25,183	$23,948	$23,470

Ratio of debt to shareholders’ equity	32.6%	31.5%	30.6%	31.1%	30.7%	32.8%	33.7%

Ratio of debt to capital resources	24.6%	23.9%	23.4%	23.7%	23.5%	24.7%	25.2%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$165	$(620)	$519	$296	$367	$145	$120	$64	$632
Adjustments to reconcile net income(loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	60	58	31	39	29	10	16	149	55
Realized capital gains and losses	(264)	(57)	(96)	(116)	144	451	348	(417)	943
(Gain) loss on disposition of operations	-	(6)	23	1	(9)	(2)	(1)	17	(12)
Interest credited to contractholder funds	405	417	418	449	445	450	463	1,240	1,358
Changes in:
Policy benefits and other insurance reserves	(119)	723	(58)	95	(163)	118	188	546	143
Unearned premiums	307	161	(248)	(212)	307	126	(261)	220	172
Deferred policy acquisition costs	81	(15)	72	44	(68)	(100)	30	138	(138)
Premium installment receivables, net	(136)	(25)	3	147	(146)	(15)	24	(158)	(137)
Reinsurance recoverables, net	(235)	77	(117)	(36)	(23)	(134)	(72)	(275)	(229)
Income taxes	38	(426)	200	22	104	1	73	(188)	178
Other operating assets and liabilities	109	247	(21)	(63)	(58)	80	36	335	58
Net cash provided by operating activities	411	534	726	666	929	1,130	964	1,671	3,023

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	9,776	5,777	8,363	5,536	8,231	4,184	4,930	23,916	17,345
Equity securities	262	212	642	87	1,216	1,056	1,990	1,116	4,262
Limited partnership interests	427	222	113	118	109	132	146	762	387
Mortgage loans	9	39	26	3	77	41	3	74	121
Other investments	40	46	63	23	36	25	37	149	98
Investment collections
Fixed income securities	1,479	1,184	1,201	1,475	1,281	1,269	1,122	3,864	3,672
Mortgage loans	183	220	88	292	146	375	263	491	784
Other investments	13	15	77	41	52	26	18	105	96
Investment purchases
Fixed income securities	(7,966)	(3,727)	(10,207)	(5,033)	(8,812)	(4,801)	(7,099)	(21,900)	(20,712)
Equity securities	(285)	(637)	(144)	(843)	(1,220)	(945)	(556)	(1,066)	(2,721)
Limited partnership interests	(394)	(431)	(334)	(302)	(424)	(431)	(185)	(1,159)	(1,040)
Mortgage loans	(360)	(510)	(26)	(65)	(45)	(9)	(1)	(896)	(55)
Other investments	(53)	(88)	(58)	(82)	(20)	(36)	(43)	(199)	(99)
Change in short-term investments, net	(1,102)	(483)	1,649	(486)	(335)	28	411	64	104
Change in other investments, net	(187)	(51)	(119)	(55)	(336)	(79)	(49)	(357)	(464)
Purchases of property and equipment, net	(54)	(58)	(48)	(48)	(45)	(45)	(24)	(160)	(114)
Disposition of operations	2	-	(1)	-	7	-	-	1	7
Net cash provided by (used in) investing activities	1,790	1,730	1,285	661	(82)	790	963	4,805	1,671

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term debt	-	(1)	-	(1)	-	(1)	-	(1)	(1)
Contractholder fund deposits	486	524	596	683	730	739	828	1,606	2,297
Contractholder fund withdrawals	(1,931)	(2,386)	(2,122)	(1,691)	(1,667)	(2,543)	(2,569)	(6,439)	(6,779)
Dividends paid	(109)	(111)	(107)	(108)	(107)	(108)	(107)	(327)	(322)
Treasury stock purchases	(314)	(239)	(305)	(147)	-	-	(5)	(858)	(5)
Shares reissued under equity incentive plans, net	1	8	9	2	1	11	14	18	26
Excess tax benefits on share-based payment arrangements	(1)	-	(3)	-	(3)	(2)	(2)	(4)	(7)
Other	-	(7)	-	(3)	(12)	(9)	6	(7)	(15)
Net cash used in financing activities	(1,868)	(2,212)	(1,932)	(1,265)	(1,058)	(1,913)	(1,835)	(6,012)	(4,806)

NET INCREASE (DECREASE) IN CASH	333	52	79	62	(211)	7	92	464	(112)
CASH AT BEGINNING OF PERIOD	693	641	562	500	711	704	612	562	612
CASH AT END OF PERIOD	$1,026	$693	$641	$562	$500	$711	$704	$1,026	$500

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended September 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance
	June 30, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	Sept, 30, 2011

Property-Liability	$1,369	$934	$(907)	$-	$-	$-	$1,396

Allstate Financial:
Traditional life and
accident and health	714	43	(26)	-	-	-	731
Interest-sensitive life	2,170	52	(57)	(5)	-	(127)	2,033
Fixed annuity	316	8	(18)	(109)	-	84	281
Other	3	-	-	-	-	-	3
Sub-total	3,203	103	(101)	(114)	-	(43)	3,048

Consolidated	$4,572	$1,037	$(1,008)	$(114)	$-	$(43)	$4,444

	Change in Deferred Policy Acquisition Costs
	For the three months ended September 30, 2010

				Accretion	Amortization
				(amortization)	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	relating to realized	deceleration	unrealized	Ending
	balance	costs	before	capital gains and	(charged) credited	capital gains	balance
	June 30, 2010	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Sept, 30, 2010

Property-Liability	$1,367	$954	$(915)	$-	$-	$-	$1,406

Allstate Financial:
Traditional life and
accident and health	669	37	(29)	-	-	-	677
Interest-sensitive life	2,225	68	(53)	12	-	(139)	2,113
Fixed annuity	738	13	(19)	(2)	-	(259)	471
Other	4	-	-	-	-	—	4
Sub-total	3,636	118	(101)	10	-	(398)	3,265

Consolidated	$5,003	$1,072	$(1,016)	$10	$-	$(398)	$4,671

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the nine months ended September 30, 2011							Acquisition Costs as of September 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	Sept. 30, 2011	and losses	and losses	and losses

Property-Liability	$1,377	$2,738	$(2,719)	$-	$-	$-	$1,396	$1,396	$-	$1,396

Allstate Financial:
Traditional life and accident and health	693	126	(88)	-	-	-	731	731	-	731
Interest-sensitive life	2,265	164	(165)	(16)	(17)	(198)	2,033	2,278	(245)	2,033
Fixed annuity	431	22	(51)	(140)	5	14	281	145	136	281
Other	3	-	-	-	-	-	3	3	-	3
Sub-total	3,392	312	(304)	(156)	(12)	(184)	3,048	3,157	(109)	3,048

Consolidated	$4,769	$3,050	$(3,023)	$(156)	$(12)	$(184)	$4,444	$4,553	$(109)	$4,444

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the nine months ended September 30, 2010							Acquisition Costs as of September 30, 2010

				Accretion	Amortization			DAC before		DAC after
				(amortization)	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	relating to realized	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	capital gains and	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Sept. 30, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$2,750	$(2,754)	$-	$-	$-	$1,406	$1,406	$-	$1,406

Allstate Financial:
Traditional life and
accident and health	650	112	(85)	-	-	-	677	677	-	677
Interest-sensitive life	2,246	199	(92)	18	13	(271)	2,113	2,287	(174)	2,113
Fixed annuity	1,159	44	(62)	(5)	(1)	(664)	471	362	109	471
Other	5	-	(1)	-	-	-	4	4	-	4
Sub-total	4,060	355	(240)	13	12	(935)	3,265	3,330	(65)	3,265

Consolidated	$5,470	$3,105	$(2,994)	$13	$12	$(935)	$4,671	$4,736	$(65)	$4,671

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Premiums written *	$6,728	$6,611	$6,215	$6,242	$6,767	$6,640	$6,258	$19,554	$19,665
(Increase) decrease in unearned premiums	(276)	(165)	234	203	(319)	(110)	245	(207)	(184)
Other	(20)	11	(1)	(3)	51	(17)	-	(10)	34

Premiums earned	6,432	6,457	6,448	6,442	6,499	6,513	6,503	19,337	19,515
Claims and claims expense	(5,132)	(6,355)	(4,476)	(4,842)	(4,603)	(4,714)	(4,792)	(15,963)	(14,109)
Amortization of deferred policy acquisition costs	(907)	(908)	(904)	(924)	(915)	(914)	(925)	(2,719)	(2,754)
Operating costs and expenses	(696)	(685)	(730)	(726)	(706)	(664)	(704)	(2,111)	(2,074)
Restructuring and related charges	(8)	(11)	(11)	1	(9)	(14)	(11)	(30)	(34)
Underwriting (loss) income *	(311)	(1,502)	327	(49)	266	207	71	(1,486)	544

Net investment income	298	310	284	291	284	310	304	892	898
Periodic settlements and accruals on non-hedge derivative instruments	(5)	(3)	(4)	(3)	(2)	(1)	(1)	(12)	(4)
Income tax benefit (expense) on operations	39	462	(180)	(33)	(154)	(148)	(88)	321	(390)

Operating income (loss)	21	(733)	427	206	394	368	286	(285)	1,048

Realized capital gains and losses, after-tax	15	(6)	38	54	(69)	(69)	(123)	47	(261)
(Loss) gain on disposition of operations, after-tax	-	-	-	(1)	4	-	-	-	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	4	1	3	1	2	-	1	8	3
Net income (loss)	$40	$(738)	$468	$260	$331	$299	$164	$(230)	$794

Catastrophe losses	$1,077	$2,339	$333	$537	$386	$636	$648	$3,749	$1,670

Operating ratios *
Claims and claims expense (“loss”) ratio	79.8	98.4	69.4	75.2	70.8	72.4	73.7	82.6	72.3
Expense ratio (1)	25.0	24.9	25.5	25.6	25.1	24.4	25.2	25.1	24.9
Combined ratio	104.8	123.3	94.9	100.8	95.9	96.8	98.9	107.7	97.2

Combined ratio excluding the effect of catastrophes *	88.1	87.1	89.7	92.5	90.0	87.0	88.9	88.3	88.6
Effect of catastrophe losses on combined ratio *	16.7	36.2	5.2	8.3	5.9	9.8	10.0	19.4	8.6
Combined ratio	104.8	123.3	94.9	100.8	95.9	96.8	98.9	107.7	97.2

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	89.2	87.5	89.9	92.0	89.2	88.1	89.1	88.9	88.8
Effect of catastrophe losses on combined ratio *	16.7	36.2	5.2	8.3	5.9	9.8	10.0	19.4	8.6
Effect of prior year reserve reestimates on combined ratio *	(1.8)	(0.7)	(0.7)	0.1	0.2	(2.3)	(0.4)	(1.1)	(0.9)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.7	0.3	0.5	0.4	0.6	1.2	0.2	0.5	0.7
Combined ratio	104.8	123.3	94.9	100.8	95.9	96.8	98.9	107.7	97.2

Effect of restructuring and related charges on combined ratio *	0.1	0.2	0.2	-	0.1	0.2	0.2	0.2	0.2

Effect of Discontinued Lines and Coverages on combined ratio	0.2	0.1	0.1	0.1	0.3	-	0.1	0.1	0.1

(1)        The Company implemented a series of growth initiatives such as sales campaigns, agent incentives, referrals and additional marketing that are expected to increase expenses in the fourth quarter of 2011 compared to the fourth quarter of 2010.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Property-Liability Underwriting Summary
Allstate Protection	$(299)	$(1,498)	$333	$(45)	$287	$209	$75	$(1,464)	$571
Discontinued Lines and Coverages	(12)	(4)	(6)	(4)	(21)	(2)	(4)	(22)	(27)
Underwriting (loss) income	$(311)	$(1,502)	$327	$(49)	$266	$207	$71	$(1,486)	$544

Allstate Protection Underwriting Summary
Premiums written	$6,728	$6,611	$6,216	$6,241	$6,767	$6,640	$6,258	$19,555	$19,665

Premiums earned	$6,432	$6,457	$6,449	$6,441	$6,498	$6,513	$6,503	$19,338	$19,514
Claims and claims expense	(5,121)	(6,352)	(4,472)	(4,838)	(4,582)	(4,713)	(4,790)	(15,945)	(14,085)
Amortization of deferred policy acquisition costs	(907)	(908)	(904)	(924)	(915)	(914)	(925)	(2,719)	(2,754)
Operating costs and expenses	(695)	(684)	(729)	(725)	(705)	(663)	(702)	(2,108)	(2,070)
Restructuring and related charges	(8)	(11)	(11)	1	(9)	(14)	(11)	(30)	(34)
Underwriting (loss) income	$(299)	$(1,498)	$333	$(45)	$287	$209	$75	$(1,464)	$571

Catastrophe losses	$1,077	$2,339	$333	$537	$386	$636	$648	$3,749	$1,670

Operating ratios
Loss ratio	79.6	98.4	69.3	75.1	70.5	72.4	73.6	82.5	72.2
Expense ratio	25.0	24.8	25.5	25.6	25.1	24.4	25.2	25.1	24.9
Combined ratio	104.6	123.2	94.8	100.7	95.6	96.8	98.8	107.6	97.1

Effect of catastrophe losses on combined ratio	16.7	36.2	5.2	8.3	5.9	9.8	10.0	19.4	8.6

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.2	-	0.1	0.2	0.2	0.2	0.2

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$(1)	$1	$-	$-	$-	$(1)	$-

Premiums earned	$-	$-	$(1)	$1	$1	$-	$-	$(1)	$1
Claims and claims expense	(11)	(3)	(4)	(4)	(21)	(1)	(2)	(18)	(24)
Operating costs and expenses	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(3)	(4)
Underwriting loss	$(12)	$(4)	$(6)	$(4)	$(21)	$(2)	$(4)	$(22)	$(27)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.2	0.1	0.1	0.1	0.3	-	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Allstate brand (1)
Standard auto	$3,996	$3,911	$3,984	$3,843	$4,028	$3,948	$4,023	$11,891	$11,999
Non-standard auto	194	197	210	203	223	220	237	601	680
Auto	4,190	4,108	4,194	4,046	4,251	4,168	4,260	12,492	12,679

Involuntary auto	17	21	19	22	18	25	16	57	59
Commercial lines	116	125	120	120	130	137	131	361	398
Homeowners	1,634	1,606	1,225	1,389	1,610	1,565	1,189	4,465	4,364
Other personal lines	489	478	413	408	468	457	399	1,380	1,324
	6,446	6,338	5,971	5,985	6,477	6,352	5,995	18,755	18,824

Encompass brand
Standard auto	159	154	144	149	166	169	160	457	495
Non-standard auto	-	-	1	1	1	1	3	1	5
Auto	159	154	145	150	167	170	163	458	500

Involuntary auto	2	3	3	2	3	3	2	8	8
Homeowners	100	94	79	85	98	94	80	273	272
Other personal lines	21	22	18	19	22	21	18	61	61
	282	273	245	256	290	288	263	800	841

Allstate Protection	6,728	6,611	6,216	6,241	6,767	6,640	6,258	19,555	19,665

Discontinued Lines and Coverages	-	-	(1)	1	-	-	-	(1)	-

Property-Liability	$6,728	$6,611	$6,215	$6,242	$6,767	$6,640	$6,258	$19,554	$19,665

Allstate Protection
Standard auto	$4,155	$4,065	$4,128	$3,992	$4,194	$4,117	$4,183	$12,348	$12,494
Non-standard auto	194	197	211	204	224	221	240	602	685
Auto	4,349	4,262	4,339	4,196	4,418	4,338	4,423	12,950	13,179

Involuntary auto	19	24	22	24	21	28	18	65	67
Commercial lines	116	125	120	120	130	137	131	361	398
Homeowners	1,734	1,700	1,304	1,474	1,708	1,659	1,269	4,738	4,636
Other personal lines	510	500	431	427	490	478	417	1,441	1,385

	$6,728	$6,611	$6,216	$6,241	$6,767	$6,640	$6,258	$19,555	$19,665

(1)

Allstate brand premiums written by the direct channel, excluding Allstate Canada, totaled $214 million, $200 million, $206 million, $184 million, $195 million, $181 million and $185 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.  Allstate brand premiums written by the direct channel totaled $620 million and $561 million for the nine months ended September 30, 2011 and September 30, 2010, respectively. The direct channel includes call centers and the internet.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended September 30,

	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$3,916	$3,961	$2,712	$2,723	$112	$15	$975	$970	69.3	68.7	2.9	0.4	24.9	24.5	(3.3)	(0.6)
Non-standard auto	196	222	112	137	1	-	48	61	57.1	61.7	0.5	-	24.5	27.5	(8.7)	(6.8)
Auto	4,112	4,183	2,824	2,860	113	15	1,023	1,031	68.7	68.4	2.7	0.4	24.9	24.6	(3.6)	(0.9)

Homeowners	1,462	1,430	1,587	1,151	816	331	341	346	108.6	80.5	55.8	23.1	23.3	24.2	-	5.2
Other personal lines (1)	590	591	450	363	77	26	167	161	76.3	61.4	13.1	4.4	28.3	27.3	2.4	(6.3)

Total Allstate brand	6,164	6,204	4,861	4,374	1,006	372	1,531	1,538	78.9	70.5	16.3	6.0	24.8	24.8	(2.1)	-

Encompass brand
Standard auto	154	173	135	131	5	1	44	52	87.6	75.7	3.2	0.6	28.6	30.1	6.5	(1.7)
Non-standard auto	-	2	1	2	-	-	1	1	-	100.0	-	-	-	50.0	-	-
Auto	154	175	136	133	5	1	45	53	88.3	76.0	3.2	0.6	29.2	30.3	6.5	(1.7)

Homeowners	91	96	109	61	64	13	27	31	119.8	63.5	70.3	13.5	29.7	32.3	(4.4)	(7.3)
Other personal lines (1)	23	23	15	14	2	-	7	7	65.2	60.9	8.7	-	30.5	30.4	(8.7)	(4.3)

Total Encompass brand	268	294	260	208	71	14	79	91	97.0	70.7	26.5	4.8	29.5	31.0	1.5	(3.7)

Allstate Protection	$6,432	$6,498	$5,121	$4,582	$1,077	$386	$1,610	$1,629	79.6	70.5	16.7	5.9	25.0	25.1	(2.0)	(0.2)

	Nine months ended September 30,

	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio

Allstate brand
Standard auto	$11,782	$11,873	$8,354	$8,245	$394	$121	$2,935	$2,924	70.9	69.5	3.3	1.0	24.9	24.6	(2.0)	(0.9)
Non-standard auto	611	680	390	452	9	2	144	177	63.8	66.5	1.5	0.3	23.6	26.0	(4.3)	(4.3)
Auto	12,393	12,553	8,744	8,697	403	123	3,079	3,101	70.6	69.3	3.3	1.0	24.8	24.7	(2.1)	(1.0)

Homeowners	4,367	4,262	5,063	3,559	2,868	1,348	1,007	992	115.9	83.5	65.7	31.6	23.1	23.3	(0.8)	0.2
Other personal lines (1)	1,765	1,775	1,436	1,128	325	118	534	502	81.4	63.5	18.4	6.6	30.2	28.3	3.7	(3.6)

Total Allstate brand	18,525	18,590	15,243	13,384	3,596	1,589	4,620	4,595	82.3	72.0	19.4	8.5	24.9	24.7	(1.2)	(1.0)

Encompass brand
Standard auto	469	552	378	415	10	4	133	153	80.6	75.2	2.1	0.7	28.4	27.7	3.2	1.8
Non-standard auto	2	8	3	8	-	-	2	3	150.0	100.0	-	-	100.0	37.5	(50.0)	-
Auto	471	560	381	423	10	4	135	156	80.9	75.5	2.1	0.7	28.7	27.9	3.0	1.8

Homeowners	273	292	267	226	135	74	84	89	97.8	77.4	49.5	25.3	30.8	30.5	(1.5)	(3.4)
Other personal lines (1)	69	72	54	52	8	3	18	18	78.2	72.2	11.6	4.2	26.1	25.0	(5.8)	(1.4)

Total Encompass brand	813	924	702	701	153	81	237	263	86.3	75.9	18.8	8.8	29.2	28.4	0.7	(0.1)

Allstate Protection	$19,338	$19,514	$15,945	$14,085	$3,749	$1,670	$4,857	$4,858	82.5	72.2	19.4	8.6	25.1	24.9	(1.2)	(1.0)

(1)   Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)   Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2011				June 30, 2011				March 31, 2011				December 31, 2010

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,916	69.3	2.9	24.9	$3,938	73.2	6.7	25.0	$3,928	70.3	0.5	24.8	$3,941	74.6	0.8	25.1
Non-standard auto	196	57.1	0.5	24.5	205	69.3	3.9	23.4	210	64.8	-	22.8	216	69.4	0.5	17.6
Auto	4,112	68.7	2.7	24.9	4,143	73.0	6.6	24.9	4,138	70.0	0.4	24.7	4,157	74.4	0.8	24.7

Homeowners	1,462	108.6	55.8	23.3	1,457	171.1	123.2	22.3	1,448	67.9	17.7	23.5	1,431	77.8	30.3	24.2
Other personal lines (1)	590	76.3	13.1	28.3	587	100.5	35.3	28.1	588	67.3	7.0	34.4	573	75.2	9.1	33.9

Total Allstate brand	6,164	78.9	16.3	24.8	6,187	98.7	36.8	24.6	6,174	69.2	5.1	25.4	6,161	75.2	8.4	25.5

Encompass brand
Standard auto	154	87.6	3.2	28.6	155	78.7	3.2	28.4	160	75.7	-	28.1	164	76.2	1.2	27.5
Non-standard auto	-	-	-	-	1	100.0	-	-	1	100.0	-	100.0	1	100.0	-	200.0
Auto	154	88.3	3.2	29.2	156	78.9	3.2	28.2	161	75.8	-	28.5	165	76.3	1.2	28.5

Homeowners	91	119.8	70.3	29.7	91	107.7	61.5	31.9	91	65.9	16.5	30.8	93	64.5	16.1	30.1
Other personal lines (1)	23	65.2	8.7	30.5	23	104.3	17.4	26.1	23	65.2	8.7	21.8	22	77.3	4.5	22.7

Total Encompass brand	268	97.0	26.5	29.5	270	90.7	24.1	29.3	275	71.7	6.2	28.7	280	72.5	6.4	28.6

Allstate Protection	$6,432	79.6	16.7	25.0	$6,457	98.4	36.2	24.8	$6,449	69.3	5.2	25.5	$6,441	75.1	8.3	25.6

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2010				June 30, 2010				March 31, 2010				December 31, 2009

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,961	68.7	0.4	24.5	$3,969	70.1	2.0	24.4	$3,943	69.4	0.7	25.0	$3,944	69.2	(0.3)	24.5
Non-standard auto	222	61.7	—	27.5	228	68.9	0.4	26.3	230	68.7	0.4	24.3	231	69.3	0.4	25.1
Auto	4,183	68.4	0.4	24.6	4,197	70.1	1.9	24.5	4,173	69.4	0.7	25.0	4,175	69.2	(0.3)	24.5

Homeowners	1,430	80.5	23.1	24.2	1,416	82.6	34.7	21.8	1,416	87.5	37.1	23.8	1,411	65.1	20.6	23.9
Other personal lines (1)	591	61.4	4.4	27.3	592	65.7	8.3	28.4	592	63.5	7.3	29.2	591	66.7	6.6	28.6

Total Allstate brand	6,204	70.5	6.0	24.8	6,205	72.5	10.0	24.3	6,181	73.0	9.7	25.1	6,177	68.0	5.1	24.8

Encompass brand
Standard auto	173	75.7	0.6	30.1	185	73.0	0.5	27.0	194	76.8	1.0	26.3	205	77.5	(0.5)	25.4
Non-standard auto	2	100.0	—	50.0	2	100.0	—	50.0	4	100.0	—	25.0	5	80.0	—	40.0
Auto	175	76.0	0.6	30.3	187	73.2	0.5	27.3	198	77.3	1.0	26.2	210	77.6	(0.5)	25.7

Homeowners	96	63.5	13.5	32.3	96	64.6	15.6	30.2	100	103.0	46.0	29.0	104	57.7	9.6	29.8
Other personal lines (1)	23	60.9	—	30.4	25	64.0	—	20.0	24	91.7	12.5	25.0	26	88.4	3.8	23.1

Total Encompass brand	294	70.7	4.8	31.0	308	69.8	5.2	27.6	322	86.4	15.8	27.0	340	72.3	2.9	26.8

Allstate Protection	$6,498	70.5	5.9	25.1	$6,513	72.4	9.8	24.4	$6,503	73.6	10.0	25.2	$6,517	68.2	5.0	24.9

(1)   Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2011 (1)				June 30, 2011				March 31, 2011				December 31, 2010

	Number of			State	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	10	(10)	0.9	7.3	18	(9)	1.9	5.3	13	(7)(8)	1.1	4.1	14	(6) (7)	0.4	1.3
Non-standard auto	3		0.9	11.5	3		0.4	6.1	3		3.6	18.4	2		0.4	3.2
Auto	13		0.9	7.4	18		1.9	5.3	15		1.3	4.7	14	(6)	0.4	1.4
Homeowners (3)	15		2.3	13.9	18		1.5	6.0	12	(6)	1.8	9.9	10		3.2	7.4

Encompass brand
Standard auto	8		0.7	3.9	3		0.3	4.0	3		0.6	5.0	6		0.1	1.1
Non-standard auto	-		-	-	-		-	-	-		-	-	-		-	-
Auto	8		0.7	3.9	3		0.3	4.0	3		0.6	5.0	6		0.1	1.1
Homeowners	7		0.7	3.0	11	(6)	0.3	2.6	5		1.2	4.9	5		0.1	0.8

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2010				June 30, 2010				March 31, 2010				December 31, 2009

	Number of			State	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	21	(7)	0.5	2.8	32	(6) (7)	0.2	0.5	8		0.3	2.9	15		1.5	5.5
Non-standard auto	4		0.7	5.8	5	(6)	2.7	10.9	1		0.9	22.1	4		1.1	9.4
Auto	24		0.5	2.9	33	(6)	0.3	0.9	9		0.3	3.3	17		1.5	5.6
Homeowners (3)	15		1.0	4.2	14	(6)	2.0	11.3	6		0.9	7.4	22		1.9	6.5

Encompass brand
Standard auto	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6		1.5	7.1	11		1.3	9.5
Non-standard auto	-		-	-	-		-	-	-		-	-	-		-	-
Auto	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6		1.4	7.1	11		1.3	9.5
Homeowners	8	(6)	-	(0.1)	7		-	(0.3)	5		0.7	5.2	10		0.6	7.9

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending September 30, 2011 are estimated to total $282 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 5.9%, 0.5%, 1.4%, 0.6%, 0.2%, (0.1)%, 1.5% and 1.6% for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 4.7%, 1.2%, 2.9%, 2.5% 1.0%, 1.7%, 1.5% and 1.5% for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.

(4)	Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.
(7)	Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).
(8)	Includes the impact of a 20.9% and 2.3% rate increases in Florida and a 12.0% rate increase in New York in the first quarter of 2011.
(9)	Includes the impact of a 20.0% and 6.0% rate increases in Florida and a 3.7% rate increase in New York in the second quarter of 2011.
(10)	Includes the impact of a 9.9% average rate increase in New York in the third quarter of 2011.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2011	2011	2011	2010	2010	2010	2010	2011	2010
Standard auto
Net premiums written
Allstate brand	$3,996	$3,911	$3,984	$3,843	$4,028	$3,948	$4,023	$11,891	$11,999
Encompass brand	159	154	144	149	166	169	160	457	495
	4,155	4,065	4,128	3,992	4,194	4,117	4,183	12,348	12,494
Net premiums earned
Allstate brand	$3,916	$3,938	$3,928	$3,941	$3,961	$3,969	$3,943	$11,782	$11,873
Encompass brand	154	155	160	164	173	185	194	469	552
	4,070	4,093	4,088	4,105	4,134	4,154	4,137	12,251	12,425
Incurred losses
Allstate brand	$2,712	$2,882	$2,760	$2,941	$2,723	$2,783	$2,739	$8,354	$8,245
Encompass brand	135	122	121	125	131	135	149	378	415
	2,847	3,004	2,881	3,066	2,854	2,918	2,888	8,732	8,660
Expenses
Allstate brand	$975	$986	$974	$990	$970	$969	$985	$2,935	$2,924
Encompass brand	44	44	45	45	52	50	51	133	153
	1,019	1,030	1,019	1,035	1,022	1,019	1,036	3,068	3,077
Underwriting Income
Allstate brand	$229	$70	$194	$10	$268	$217	$219	$493	$704
Encompass brand	(25)	(11)	(6)	(6)	(10)	-	(6)	(42)	(16)
	204	59	188	4	258	217	213	451	688
Loss ratio
Allstate brand (1)	69.3	73.2	70.3	74.6	68.7	70.1	69.4	70.9	69.5
Encompass brand	87.6	78.7	75.7	76.2	75.7	73.0	76.8	80.6	75.2
Allstate Protection	70.0	73.4	70.5	74.7	69.1	70.3	69.8	71.3	69.7
Expense ratio
Allstate brand	24.9	25.0	24.8	25.1	24.5	24.4	25.0	24.9	24.6
Encompass brand	28.6	28.4	28.1	27.5	30.1	27.0	26.3	28.4	27.7
Allstate Protection	25.0	25.2	24.9	25.2	24.7	24.5	25.1	25.0	24.8
Combined ratio
Allstate brand	94.2	98.2	95.1	99.7	93.2	94.5	94.4	95.8	94.1
Encompass brand	116.2	107.1	103.8	103.7	105.8	100.0	103.1	109.0	102.9
Allstate Protection	95.0	98.6	95.4	99.9	93.8	94.8	94.9	96.3	94.5
Effect of catastrophe losses on loss ratio
Allstate brand	2.9	6.7	0.5	0.8	0.4	2.0	0.7	3.3	1.0
Encompass brand	3.2	3.2	-	1.2	0.6	0.5	1.0	2.1	0.7
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) * (2)	94.5	93.6	94.9	100.1	93.1	94.1	93.4	94.3	93.6
Effect of catastrophe losses on combined ratio *	2.9	6.7	0.5	0.8	0.4	2.0	0.7	3.3	1.0
Effect of prior year reserve reestimates on combined ratio *	(3.3)	(2.2)	(0.4)	(1.2)	(0.6)	(1.9)	(0.1)	(2.0)	(0.9)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.1	0.1	0.1	-	0.3	0.3	0.4	0.2	0.4
Allstate brand combined ratio	94.2	98.2	95.1	99.7	93.2	94.5	94.4	95.8	94.1

Allstate brand standard auto domestic operating measures (3)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (4)
Policies in force (in thousands)	17,286	17,420	17,456	17,484	17,479	17,529	17,581	17,286	17,479
New issued applications (in thousands) (5)	466	472	519	526	537	498	464	1,457	1,499
New items added to existing policies (in thousands) (6)	377	386	363	340	394	397	367	1,126	1,158
Average premium - gross written ($)	446	442	439	442	441	444	443	442	443
Average premium - net earned ($)	429	429	430	433	432	433	430	429	432
Renewal ratio (%)	89.1	89.2	88.9	88.4	88.7	89.0	88.8	89.1	88.8

Loss trends (% change year-over-year)
Bodily injury claim frequency	(3.3)	(2.3)	3.1	7.7	7.5	4.2	5.4	(0.9)	5.7
Property damage claim frequency	(2.6)	(3.9)	1.2	2.4	3.7	1.9	(0.1)	(1.8)	1.8

(1)

In the first nine months of 2011, Florida and New York continue to have loss ratios higher than the countrywide average though results in these two key states have improved relative to the first nine months of 2010, reducing the pressure on countrywide results.

(2)	Reflects new measures added since prior quarter.
(3)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(4)	Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.
(5)

Excluding Florida and New York (impacted by actions to improve profitability), new issued applications on a countrywide basis decreased 7.3% to 418 thousand in the third quarter of 2011 from 451 thousand in the third quarter of 2010, and increased 3.3% to 1,289 thousand in the first nine months of 2011 from 1,248 thousand in the first nine months of 2010.

(6)	Net increases in insured cars by policy endorsement activity.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2011	2011	2011	2010	2010	2010	2010	2011	2010
Non-standard auto
Net premiums written
Allstate brand	$194	$197	$210	$203	$223	$220	$237	$601	$680
Encompass brand	-	-	1	1	1	1	3	1	5
	194	197	211	204	224	221	240	602	685
Net premiums earned
Allstate brand	$196	$205	$210	$216	$222	$228	$230	$611	$680
Encompass brand	-	1	1	1	2	2	4	2	8
	196	206	211	217	224	230	234	613	688
Incurred losses
Allstate brand	$112	$142	$136	$150	$137	$157	$158	$390	$452
Encompass brand	1	1	1	1	2	2	4	3	8
	113	143	137	151	139	159	162	393	460
Expenses
Allstate brand	$48	$48	$48	$38	$61	$60	$56	$144	$177
Encompass brand	1	-	1	2	1	1	1	2	3
	49	48	49	40	62	61	57	146	180
Underwriting Income
Allstate brand	$36	$15	$26	$28	$24	$11	$16	$77	$51
Encompass brand	(2)	-	(1)	(2)	(1)	(1)	(1)	(3)	(3)
	34	15	25	26	23	10	15	74	48
Loss ratio
Allstate brand	57.1	69.3	64.8	69.4	61.7	68.9	68.7	63.8	66.5
Encompass brand	-	100.0	100.0	100.0	100.0	100.0	100.0	150.0	100.0
Allstate Protection	57.7	69.4	64.9	69.6	62.0	69.2	69.2	64.1	66.8
Expense ratio
Allstate brand	24.5	23.4	22.8	17.6	27.5	26.3	24.3	23.6	26.0
Encompass brand	-	-	100.0	200.0	50.0	50.0	25.0	100.0	37.5
Allstate Protection	25.0	23.3	23.3	18.4	27.7	26.5	24.4	23.8	26.2
Combined ratio
Allstate brand	81.6	92.7	87.6	87.0	89.2	95.2	93.0	87.4	92.5
Encompass brand	-	100.0	200.0	300.0	150.0	150.0	125.0	250.0	137.5
Allstate Protection	82.7	92.7	88.2	88.0	89.7	95.7	93.6	87.9	93.0
Effect of catastrophe losses on loss ratio
Allstate brand	0.5	3.9	-	0.5	-	0.4	0.4	1.5	0.3
Encompass brand	-	-	-	-	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (2)
Policies in force (in thousands)	599	599	627	640	671	706	724	599	671
New issued applications (in thousands)	61	59	78	63	70	77	99	198	246
Average premium - gross written ($)	586	620	621	627	630	619	619	609	623
Average premium - net earned ($)	533	573	579	576	571	573	571	562	572
Renewal ratio (%)	70.6	70.8	70.4	70.5	70.8	72.5	71.8	70.6	71.7

Loss trends
(% change year-over-year)
Bodily injury claim frequency	(5.9)	(2.4)	2.3	8.1	7.1	1.4	6.6	(2.0)	4.9
Property damage claim frequency	(2.7)	(1.8)	0.5	0.3	3.3	0.8	3.1	(1.3)	2.4

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

($ in millions)	Sept. 30, 2011	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010	Sept. 30, 2011	Sept. 30, 2010
Auto
Net premiums written
Allstate brand	$4,190	$4,108	$4,194	$4,046	$4,251	$4,168	$4,260	$12,492	$12,679
Encompass brand	159	154	145	150	167	170	163	458	500
	4,349	4,262	4,339	4,196	4,418	4,338	4,423	12,950	13,179
Net premiums earned
Allstate brand	$4,112	$4,143	$4,138	$4,157	$4,183	$4,197	$4,173	$12,393	$12,553
Encompass brand	154	156	161	165	175	187	198	471	560
	4,266	4,299	4,299	4,322	4,358	4,384	4,371	12,864	13,113
Incurred losses
Allstate brand	$2,824	$3,024	$2,896	$3,091	$2,860	$2,940	$2,897	$8,744	$8,697
Encompass brand	136	123	122	126	133	137	153	381	423
	2,960	3,147	3,018	3,217	2,993	3,077	3,050	9,125	9,120
Expenses
Allstate brand	$1,023	$1,034	$1,022	$1,028	$1,031	$1,029	$1,041	$3,079	$3,101
Encompass brand	45	44	46	47	53	51	52	135	156
	1,068	1,078	1,068	1,075	1,084	1,080	1,093	3,214	3,257
Underwriting Income
Allstate brand	$265	$85	$220	$38	$292	$228	$235	$570	$755
Encompass brand	(27)	(11)	(7)	(8)	(11)	(1)	(7)	(45)	(19)
	238	74	213	30	281	227	228	525	736
Loss ratio
Allstate brand	68.7	73.0	70.0	74.4	68.4	70.1	69.4	70.6	69.3
Encompass brand	88.3	78.9	75.8	76.3	76.0	73.2	77.3	80.9	75.5
Allstate Protection	69.4	73.2	70.2	74.5	68.7	70.2	69.8	70.9	69.6
Expense ratio
Allstate brand	24.9	24.9	24.7	24.7	24.6	24.5	25.0	24.8	24.7
Encompass brand	29.2	28.2	28.5	28.5	30.3	27.3	26.2	28.7	27.9
Allstate Protection	25.0	25.1	24.8	24.8	24.9	24.6	25.0	25.0	24.8
Combined ratio
Allstate brand	93.6	97.9	94.7	99.1	93.0	94.6	94.4	95.4	94.0
Encompass brand	117.5	107.1	104.3	104.8	106.3	100.5	103.5	109.6	103.4
Allstate Protection	94.4	98.3	95.0	99.3	93.6	94.8	94.8	95.9	94.4
Effect of catastrophe losses on loss ratio
Allstate brand	2.7	6.6	0.4	0.8	0.4	1.9	0.7	3.3	1.0
Encompass brand	3.2	3.2	-	1.2	0.6	0.5	1.0	2.1	0.7
Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(3.6)	(2.1)	(0.6)	(1.2)	(0.9)	(2.1)	(0.1)	(2.1)	(1.0)
Encompass brand	6.5	(0.6)	3.1	(6.1)	(1.7)	1.6	5.1	3.0	1.8

Allstate brand auto domestic operating measures (1)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (2)
Policies in force (in thousands)	17,885	18,019	18,083	18,124	18,150	18,235	18,305	17,885	18,150
New issued applications (in thousands)	527	531	597	589	607	575	563	1,655	1,745
Average premium - gross written ($)	451	448	446	449	449	452	451	449	450
Average premium - net earned ($)	432	434	435	438	437	439	436	434	437
Renewal ratio (%)	88.4	88.5	88.1	88.0	87.9	88.3	88.0	88.3	88.1

Loss trends
(% change year-over-year)
Bodily injury claim frequency	(3.9)	(2.7)	2.7	7.5	7.3	3.9	5.4	(1.4)	5.5
Property damage claim frequency	(2.9)	(4.0)	0.9	2.2	3.6	1.8	-	(2.0)	1.8
Paid severity - bodily injury	0.2	0.4	3.6	(0.2)	1.1	(1.0)	(1.3)	1.4	(0.4)
Paid severity - property damage	1.0	1.1	0.8	(1.7)	1.0	(1.5)	0.4	1.0	(0.1)

(1)                 Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)                 Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
($ in millions)	2011	2011	2011	2010	2010	2010	2010	2011	2010
Homeowners
Net premiums written
Allstate brand	$1,634	$1,606	$1,225	$1,389	$1,610	$1,565	$1,189	$4,465	$4,364
Encompass brand	100	94	79	85	98	94	80	273	272
	1,734	1,700	1,304	1,474	1,708	1,659	1,269	4,738	4,636
Net premiums earned
Allstate brand	$1,462	$1,457	$1,448	$1,431	$1,430	$1,416	$1,416	$4,367	$4,262
Encompass brand	91	91	91	93	96	96	100	273	292
	1,553	1,548	1,539	1,524	1,526	1,512	1,516	4,640	4,554
Incurred losses
Allstate brand	$1,587	$2,493	$983	$1,113	$1,151	$1,169	$1,239	$5,063	$3,559
Encompass brand	109	98	60	60	61	62	103	267	226
	1,696	2,591	1,043	1,173	1,212	1,231	1,342	5,330	3,785
Expenses
Allstate brand	$341	$325	$341	$346	$346	$309	$337	$1,007	$992
Encompass brand	27	29	28	28	31	29	29	84	89
	368	354	369	374	377	338	366	1,091	1,081
Underwriting Income
Allstate brand	$(466)	$(1,361)	$124	$(28)	$(67)	$(62)	$(160)	$(1,703)	$(289)
Encompass brand	(45)	(36)	3	5	4	5	(32)	(78)	(23)
	(511)	(1,397)	127	(23)	(63)	(57)	(192)	(1,781)	(312)
Loss ratio
Allstate brand	108.6	171.1	67.9	77.8	80.5	82.6	87.5	115.9	83.5
Encompass brand	119.8	107.7	65.9	64.5	63.5	64.6	103.0	97.8	77.4
Allstate Protection	109.2	167.4	67.7	77.0	79.4	81.4	88.5	114.9	83.1
Expense ratio
Allstate brand	23.3	22.3	23.5	24.2	24.2	21.8	23.8	23.1	23.3
Encompass brand	29.7	31.9	30.8	30.1	32.3	30.2	29.0	30.8	30.5
Allstate Protection	23.7	22.8	24.0	24.5	24.7	22.4	24.2	23.5	23.8
Combined ratio
Allstate brand	131.9	193.4	91.4	102.0	104.7	104.4	111.3	139.0	106.8
Encompass brand	149.5	139.6	96.7	94.6	95.8	94.8	132.0	128.6	107.9
Allstate Protection	132.9	190.2	91.7	101.5	104.1	103.8	112.7	138.4	106.9
Effect of catastrophe losses on loss ratio
Allstate brand	55.8	123.2	17.7	30.3	23.1	34.7	37.1	65.7	31.6
Encompass brand	70.3	61.5	16.5	16.1	13.5	15.6	46.0	49.5	25.3
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	-	0.3	(2.7)	(1.8)	5.2	(4.2)	(0.4)	(0.8)	0.2
Encompass brand	(4.4)	(1.1)	1.1	5.4	(7.3)	(1.0)	(2.0)	(1.5)	(3.4)
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) * (1)	73.3	69.5	74.0	72.2	75.0	69.8	74.7	72.3	73.2
Effect of catastrophe losses on combined ratio *	55.8	123.2	17.7	30.3	23.1	34.7	37.1	65.7	31.6
Effect of prior year reserve reestimates on combined ratio *	-	0.3	(2.7)	(1.8)	5.2	(4.2)	(0.4)	(0.8)	0.2
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	2.8	0.4	2.4	1.3	1.4	4.1	(0.1)	1.8	1.8
Allstate brand combined ratio	131.9	193.4	91.4	102.0	104.7	104.4	111.3	139.0	106.8

Allstate brand homeowners domestic operating measures (2)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010
Operating measures (3)
Policies in force (in thousands)	6,459	6,555	6,631	6,690	6,740	6,821	6,886	6,459	6,740
New issued applications (in thousands)	116	123	114	126	140	151	119	353	410
Average premium - gross written ($)	1,001	989	975	963	953	933	921	989	937
Average premium - net earned ($)	871	856	844	825	821	803	795	857	806
Renewal ratio (%)	88.4	88.4	88.3	88.5	88.6	88.3	88.0	88.4	88.3

Loss trends (% change year-over-year)
Claim frequency excluding catastrophe losses	6.0	(0.8)	1.7	(8.5)	(2.3)	1.7	5.1	2.4	1.2
Claim severity excluding catastrophe losses	3.3	3.4	3.5	8.0	2.1	(0.7)	(2.1)	3.4	0.6

(1)      Reflects new measures added since prior quarter.

(2)      Measures presented for Allstate brand exclude the Company’s Canadian operations.

(3)      Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2010	2010	2010	2010
Policies in Force (in thousands) (2)
Standard auto	17,286	17,420	17,456	17,484	17,479	17,529	17,581
Non-standard auto	599	599	627	640	671	706	724
Involuntary auto	32	39	42	43	41	39	32
Homeowners	6,459	6,555	6,631	6,690	6,740	6,821	6,886
Emerging business (3)(4)	5,165	5,133	5,064	5,041	5,021	4,994	4,971
Canada	911	899	882	871	850	830	817
Allstate Roadside Services	1,029	1,045	1,039	1,032	1,048	1,058	1,073
	31,481	31,690	31,741	31,801	31,850	31,977	32,084
New Issued Applications (in thousands) (5)
Standard auto	466	472	519	526	537	498	464
Non-standard auto	61	59	78	63	70	77	99
Auto	527	531	597	589	607	575	563
Homeowners	116	123	114	126	140	151	119

Average Premium - Gross Written ($) (6)
Standard auto	446	442	439	442	441	444	443
Non-standard auto	586	620	621	627	630	619	619
Auto	451	448	446	449	449	452	451
Homeowners	1,001	989	975	963	953	933	921

Average Premium - Net Earned ($) (7)
Standard auto	429	429	430	433	432	433	430
Non-standard auto	533	573	579	576	571	573	571
Auto	432	434	435	438	437	439	436
Homeowners	871	856	844	825	821	803	795

Renewal Ratio (%) (8)
Standard auto	89.1	89.2	88.9	88.4	88.7	89.0	88.8
Non-standard auto	70.6	70.8	70.4	70.5	70.8	72.5	71.8
Auto	88.4	88.5	88.1	88.0	87.9	88.3	88.0
Homeowners	88.4	88.4	88.3	88.5	88.6	88.3	88.0

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	(3.3)	(2.3)	3.1	7.7	7.5	4.2	5.4
Non-standard auto	(5.9)	(2.4)	2.3	8.1	7.1	1.4	6.6
Auto	(3.9)	(2.7)	2.7	7.5	7.3	3.9	5.4

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	(2.6)	(3.9)	1.2	2.4	3.7	1.9	(0.1)
Non-standard auto	(2.7)	(1.8)	0.5	0.3	3.3	0.8	3.1
Auto	(2.9)	(4.0)	0.9	2.2	3.6	1.8	-

Auto Paid Severity
(% change year-over-year)
Bodily injury	0.2	0.4	3.6	(0.2)	1.1	(1.0)	(1.3)
Property damage	1.0	1.1	0.8	(1.7)	1.0	(1.5)	0.4

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	6.0	(0.8)	1.7	(8.5)	(2.3)	1.7	5.1
Claim severity	3.3	3.4	3.5	8.0	2.1	(0.7)	(2.1)

(1)         Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto, except for policies in force.

(2)         Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.

(3)         Emerging Businesses include Business Insurance (commercial products for small business owners), Consumer Household (specialty products including motorcycle, boat, renters and condominium insurance policies), Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers), Allstate Roadside Services (retail and wholesale roadside assistance products) and Ivantage (insurance agency). Premiums written by Emerging Businesses, through all channels including the direct channel, totaled $657 million, $672 million, $575 million, $554 million, $643 million, $659 million and $570 million for the three months ended September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010, respectively.

(4)         Reflects new measures added since prior quarter.

(5)         New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period. Does not include automobiles that are added by existing customers.

(6)         Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(7)         Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(8)         Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Nine months ended September 30, 2011

							Premium rate changes (5)
Primary Exposure Groupings (1)	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of states	Annual impact of rate changes on state specific premiums written

Florida	$69	$69	100.0%	$7	10.1%
Other hurricane exposure states	2,384	3,050	127.9%	1,886	79.1%
Total hurricane exposure states (2)	2,453	3,119	127.2%	1,893	77.2%		18	11.7%
Other catastrophe exposure states	2,187	2,211	101.1%	1,110	50.8%		25	7.8%

Total	$4,640	$5,330	114.9%	$3,003	64.7%	72	43	10.0%

	1992 to 2010 Historical Information					1992 to 2010 Historical Information (Adjusted for Industry Reinsurance or Insurance Mechanism)
Primary Exposure Groupings (1)	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Earned premiums (4)	Incurred losses (3)	Loss ratios (3)	Catastrophe losses (3)	Effect of catastrophes on loss ratio (3)	Number of catastrophes

Florida	$3,637	$5,109	140.5%	$3,560	97.9%	$3,746	$3,328	88.8%	$1,778	47.5%
Other hurricane exposure states	41,697	33,381	80.1%	11,766	28.2%	41,765	33,313	79.8%	11,698	28.0%
Total hurricane exposure states (2)	45,334	38,490	84.9%	15,326	33.8%	45,511	36,641	80.5%	13,476	29.6%
Other catastrophe exposure states	38,784	29,451	75.9%	9,277	23.9%	38,785	27,609	71.2%	7,436	19.2%

Total	$84,118	$67,941	80.8%	$24,603	29.2%	$84,296	$64,250	76.2%	$20,912	24.8%	1,273

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2011.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund (“FHCF”), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2010, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of catastrophe losses relating to earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability combined ratio					Premiums earned	Total catastrophe	Total catastrophe	Effect on the Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year - to - date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	-	19.4	19,337	3,749	3,232	16.7

Average (2)	5.0	8.3	13.1	5.7	8.1				4.8

	Excludes the effect of catastrophe losses relating to Hurricane Andrew, California Earthquakes, and Hawaii Hurricanes (1)					Premiums earned	Total catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year - to - date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207
2011	5.2	36.2	16.7	-	19.4	19,337	3,749

Average (2)	4.1	8.2	11.2	4.5	7.0

(1)

The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)	The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.
(3)	The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended September 30, 2011
							Average
		Number		Claim and		Combined	catastrophe
Size of catastrophe		of events		claim expense		ratio impact	loss per event
Greater than $250 million		1	4.3%	$522	48.5%	8.1	$522
$101 million to $250 million		1	4.3	110	10.2	1.7	110
$50 million to $100 million		4	17.4	227	21.1	3.5	57
Less than $50 million		17	74.0	236	21.9	3.7	14
Total		23	100.0%	1,095	101.7	17.0	48
Prior year reserve reestimates				(47)	(4.4)	(0.7)
Prior quarter reserve reestimates				29	2.7	0.4
Total catastrophe losses				$1,077	100.0%	16.7

Nine months ended September 30, 2011
							Average
		Number		Claim and		Combined	catastrophe
Size of catastrophe		of events		claim expense		ratio impact	loss per event
Greater than $250 million		4	5.6%	$1,643	43.8%	8.5	$411
$101 million to $250 million		6	8.3	822	21.9	4.2	137
$50 million to $100 million		10	13.9	670	17.9	3.5	67
Less than $50 million		52	72.2	712	19.0	3.7	14
Total		72	100.0%	3,847	102.6	19.9	53
Prior year reserve reestimates				(98)	(2.6)	(0.5)
Total catastrophe losses				$3,749	100.0%	19.4

1995 through September 30, 2011
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million
Hurricane Katrina - 2005	LA			$3,592	12.1%	0.9	$3,592
Hurricane Rita - 2005	TX			891	3.0	0.2	891
Hurricane Ike - 2008	TX			856	2.9	0.2	856
Hurricane Ivan - 2004	FL			632	2.1	0.2	632
Hurricane Charley - 2004	FL			604	2.0	0.2	604
Hurricane Frances - 2004	FL			550	1.9	0.1	550
Hurricane Wilma - 2005	FL			546	1.9	0.1	546
Hurricane Irene - 2011	NY, NJ, MD			522	1.8	0.1	522
May 2011 Tornados	TX, OH, MO			511	1.7	0.1	511
April 27th 2011 Tornados	AL			352	1.2	0.1	352
Hurricane Jeanne - 2004	FL			335	1.1	0.1	335
Arizona Hail - 2010	AZ			328	1.1	0.1	328
October 2003 Fires	CA			300	1.0	0.1	300
Hurricane Gustav - 2008	LA			271	0.9	0.1	271
April 24th 2011 Tornados	TN			258	0.9	0.1	258
Greater than $250 million		15	1.3%	10,548	35.6	2.7	703
$101 million to $250 million		26	2.2	3,877	13.1	1.0	149
$50 million to $100 million		63	5.5	4,373	14.7	1.1	69
Less than $50 million		1,052	91.0	10,860	36.6	2.8	10
Total		1,156	100.0%	$29,658	100.0%	7.6	26

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Pre-tax Reserve Reestimates (1)

Auto	$(136)	$(90)	$(19)	$(59)	$(40)	$(85)	$5	$(245)	$(120)
Homeowners	(4)	3	(38)	(21)	67	(61)	(8)	(39)	(2)
Other personal lines	12	36	13	80	(38)	(5)	(22)	61	(65)

Allstate Protection (2)	(128)	(51)	(44)	-	(11)	(151)	(25)	(223)	(187)

Discontinued Lines and Coverages	11	4	3	3	22	1	2	18	25

Property-Liability	$(117)	$(47)	$(41)	$3	$11	$(150)	$(23)	$(205)	$(162)

Allstate brand	$(132)	$(49)	$(48)	$5	$-	$(152)	$(34)	$(229)	$(186)
Encompass brand	4	(2)	4	(5)	(11)	1	9	6	(1)

Allstate Protection (2)	$(128)	$(51)	$(44)	$-	$(11)	$(151)	$(25)	$(223)	$(187)

Effect of Pre-tax Reserve Reestimates on Combined Ratio (1)

Auto	(2.1)	(1.4)	(0.3)	(0.9)	(0.6)	(1.3)	0.1	(1.3)	(0.6)
Homeowners	(0.1)	-	(0.6)	(0.3)	1.0	(0.9)	(0.1)	(0.2)	-
Other personal lines	0.2	0.6	0.2	1.2	(0.6)	(0.1)	(0.4)	0.3	(0.4)

Allstate Protection (2)	(2.0)	(0.8)	(0.7)	-	(0.2)	(2.3)	(0.4)	(1.2)	(1.0)

Discontinued Lines and Coverages	0.2	0.1	-	0.1	0.4	-	-	0.1	0.1

Property-Liability	(1.8)	(0.7)	(0.7)	0.1	0.2	(2.3)	(0.4)	(1.1)	(0.9)

Allstate brand	(2.1)	(0.8)	(0.8)	0.1	-	(2.3)	(0.5)	(1.2)	(1.0)
Encompass brand	0.1	-	0.1	(0.1)	(0.2)	-	0.1	-	-

Allstate Protection (2)	(2.0)	(0.8)	(0.7)	-	(0.2)	(2.3)	(0.4)	(1.2)	(1.0)

(1)       Favorable reserve reestimates are shown in parentheses.

(2)       Favorable reserve reestimates included in catastrophe losses totaled $47 million and $42 million in the three months ended September 30, 2011 and 2010, respectively.  Favorable reserve reestimates included in catastrophe losses totaled $98 million and $140 million in the nine months ended September 30, 2011 and 2010, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended			Twelve months ended December 31,

	Sept. 30,	June 30,	March 31,
	2011	2011	2011	2010	2009	2008	2007	2006
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,092	$1,091	$1,100	$1,180	$1,228	$1,302	$1,375	$1,373
Incurred claims and claims expense	26	-	-	5	(8)	8	17	86
Claims and claims expense paid	(25)	1	(9)	(85)	(40)	(82)	(90)	(84)
Ending reserves	$1,093	$1,092	$1,091	$1,100	$1,180	$1,228	$1,302	$1,375

Claims and claims expense paid as a percent of ending reserves	2.3%	(0.1)%	0.8%	7.7%	3.4%	6.7%	6.9%	6.1%

Environmental claims
Beginning reserves	$192	$193	$201	$198	$195	$232	$194	$205
Incurred claims and claims expense	-	-	-	18	13	-	63	10
Claims and claims expense paid	(5)	(1)	(8)	(15)	(10)	(37)	(25)	(21)
Ending reserves	$187	$192	$193	$201	$198	$195	$232	$194

Claims and claims expense paid as a percent of ending reserves	2.7%	0.5%	4.1%	7.5%	5.1%	19.0%	10.8%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Investments	$59,068	$59,659	$60,484	$61,582	$62,915	$61,804	$62,336	$59,068	$62,915

Premiums	$287	$286	$312	$273	$290	$286	$289	$885	$865
Contract charges	265	261	257	258	258	259	255	783	772
Net investment income	682	694	684	692	707	723	731	2,060	2,161
Periodic settlements and accruals on non-hedge derivative instruments	18	19	17	13	10	11	17	54	38
Contract benefits	(455)	(422)	(454)	(443)	(445)	(485)	(442)	(1,331)	(1,372)
Interest credited to contractholder funds	(395)	(412)	(425)	(439)	(446)	(450)	(463)	(1,232)	(1,359)
Amortization of deferred policy acquisition costs	(101)	(103)	(113)	(86)	(101)	(41)	(58)	(317)	(200)
Operating costs and expenses	(105)	(110)	(109)	(115)	(118)	(116)	(120)	(324)	(354)
Restructuring and related charges	-	-	2	2	-	1	-	2	1
Income tax expense on operations	(62)	(72)	(55)	(51)	(47)	(63)	(70)	(189)	(180)

Operating income	134	141	116	104	108	125	139	391	372

Realized capital gains and losses, after-tax	142	40	25	23	(25)	(230)	(105)	207	(360)
Valuation changes on embedded derivatives that are not hedged, after-tax	(4)	(3)	8	-	-	-	-	1	-
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(78)	(5)	(26)	(43)	7	4	(2)	(109)	9
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	1	-	-	-	(18)	1	(18)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(12)	(11)	(12)	(8)	(7)	(7)	(11)	(35)	(25)
Gain (loss) on disposition of operations, after-tax	1	4	(15)	-	2	1	1	(10)	4

Net income (loss)	$183	$166	$97	$76	$85	$(107)	$4	$446	$(18)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$111	$109	$108	$103	$107	$104	$106	$328	$317
Accident and health insurance premiums	160	162	161	157	157	151	156	483	464
Interest-sensitive life insurance contract charges	258	253	248	251	249	249	242	759	740
	529	524	517	511	513	504	504	1,570	1,521
Annuities
Immediate annuities with life contingencies premiums	16	15	43	13	26	31	27	74	84
Other fixed annuity contract charges	7	8	9	7	9	10	13	24	32
	23	23	52	20	35	41	40	98	116
Total	$552	$547	$569	$531	$548	$545	$544	$1,668	$1,637

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies	$260	$256	$251	$253	$247	$247	$246	$767	$740
Workplace enrolling agents	171	169	168	166	166	161	161	508	488
Other	121	122	150	112	135	137	137	393	409
Total	$552	$547	$569	$531	$548	$545	$544	$1,668	$1,637

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Beginning balance	$45,078	$46,834	$48,195	$48,936	$49,443	$51,027	$52,582	$48,195	$52,582

Deposits
Fixed annuities	133	142	164	180	224	237	291	439	752
Interest-sensitive life insurance	319	316	329	363	363	391	395	964	1,149
Bank and other deposits	34	97	213	246	262	234	252	344	748
Total deposits	486	555	706	789	849	862	938	1,747	2,649

Interest credited	400	413	410	439	445	448	462	1,223	1,355

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(26)	(306)	(487)	(49)	(3)	(827)	(954)	(819)	(1,784)
Benefits	(396)	(367)	(372)	(365)	(397)	(395)	(395)	(1,135)	(1,187)
Surrenders and partial withdrawals	(1,513)	(1,723)	(1,293)	(1,305)	(1,295)	(1,355)	(1,248)	(4,529)	(3,898)
Contract charges	(257)	(255)	(251)	(252)	(247)	(243)	(241)	(763)	(731)
Net transfers from separate accounts	3	3	3	3	3	3	2	9	8
Fair value hedge adjustments for institutional products	-	-	(34)	(23)	24	(74)	(123)	(34)	(173)
Other adjustments	1	(76)	(43)	22	114	(3)	4	(118)	115
Total maturities, benefits, withdrawals and other adjustments	(2,188)	(2,724)	(2,477)	(1,969)	(1,801)	(2,894)	(2,955)	(7,389)	(7,650)

Ending balance	$43,776	$45,078	$46,834	$48,195	$48,936	$49,443	$51,027	$43,776	$48,936

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Benefit spread
Premiums	$287	$286	$312	$273	$290	$286	$289	$885	$865
Cost of insurance contract charges (1)	167	162	162	161	161	159	156	491	476
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(320)	(287)	(319)	(307)	(310)	(346)	(303)	(926)	(959)
Total benefit spread	134	161	155	127	141	99	142	450	382

Investment spread
Net investment income	682	694	684	692	707	723	731	2,060	2,161
Implied interest on immediate annuities with life contingencies (2)	(135)	(135)	(135)	(136)	(135)	(139)	(139)	(405)	(413)
Interest credited to contractholder funds	(405)	(417)	(418)	(449)	(445)	(450)	(463)	(1,240)	(1,358)
Total investment spread	142	142	131	107	127	134	129	415	390

Surrender charges and contract maintenance expense fees (1)	98	99	95	97	97	100	99	292	296
Realized capital gains and losses	219	62	39	36	(38)	(353)	(162)	320	(553)
Amortization of deferred policy acquisition costs	(215)	(110)	(147)	(141)	(91)	(35)	(89)	(472)	(215)
Operating costs and expenses	(105)	(110)	(109)	(115)	(118)	(116)	(120)	(324)	(354)
Restructuring and related charges	-	-	2	2	-	1	-	2	1
Gain (loss) on disposition of operations	1	6	(23)	(1)	4	2	1	(16)	7
Income tax (expense) benefit on operations	(91)	(84)	(46)	(36)	(37)	61	4	(221)	28

Net income (loss)	$183	$166	$97	$76	$85	$(107)	$4	$446	$(18)

Benefit spread by product group
Life insurance	$90	$98	$93	$78	$93	$23	$88	$281	$204
Accident and health insurance	70	71	74	63	65	60	64	215	189
Annuities	(26)	(8)	(12)	(14)	(17)	16	(10)	(46)	(11)
Total benefit spread	$134	$161	$155	$127	$141	$99	$142	$450	$382

Investment spread by product group
Annuities and institutional products	$48	$51	$48	$31	$44	$54	$50	$147	$148
Life insurance	17	14	11	11	11	6	7	42	24
Allstate Bank products	6	6	8	7	8	8	8	20	24
Accident and health insurance	4	5	5	5	5	4	4	14	13
Net investment income on investments supporting capital	67	66	59	53	59	62	60	192	181
Total investment spread	$142	$142	$131	$107	$127	$134	$129	$415	$390

(1) Reconciliation of contract charges
Cost of insurance contract charges	$167	$162	$162	$161	$161	$159	$156	$491	$476
Surrender charges and contract maintenance expense fees	98	99	95	97	97	100	99	292	296
Total contract charges	$265	$261	$257	$258	$258	$259	$255	$783	$772

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(320)	$(287)	$(319)	$(307)	$(310)	$(346)	$(303)	$(926)	$(959)
Implied interest on immediate annuities with life contingencies	(135)	(135)	(135)	(136)	(135)	(139)	(139)	(405)	(413)
Total contract benefits	$(455)	$(422)	$(454)	$(443)	$(445)	$(485)	$(442)	$(1,331)	$(1,372)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2011			Three months ended September 30, 2010

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.4%	4.1%	1.3%	5.5%	4.4%	1.1%
Deferred fixed annuities and institutional products	4.7	3.3	1.4	4.4	3.3	1.1
Immediate fixed annuities with and without life contingencies	6.4	6.2	0.2	6.3	6.3	-
Investments supporting capital, traditional life and other products	3.8	n/a	n/a	3.7	n/a	n/a

	Nine months ended September 30, 2011			Nine months ended September 30, 2010

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.2%	1.3%	5.5%	4.4%	1.1%
Deferred fixed annuities and institutional products	4.6	3.3	1.3	4.4	3.2	1.2
Immediate fixed annuities with and without life contingencies	6.3	6.2	0.1	6.4	6.4	-
Investments supporting capital, traditional life and other products	3.7	n/a	n/a	3.7	n/a	n/a

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Net investment income	$14	$16	$14	$15	$14	$16	$15	$44	$45
Operating costs and expenses	(116)	(98)	(91)	(86)	(95)	(101)	(97)	(305)	(293)
Income tax benefit on operations	31	32	31	32	31	33	32	94	96

Operating loss	(71)	(50)	(46)	(39)	(50)	(52)	(50)	(167)	(152)

Realized capital gains and losses, after-tax	13	2	-	(1)	1	5	2	15	8

Net loss	$(58)	$(48)	$(46)	$(40)	$(49)	$(47)	$(48)	$(152)	$(144)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2011	2011	2011	2010	2010	2011	2011	2011	2010	2010

Fixed income securities, at fair value:
Tax-exempt	$8,799	$8,778	$8,942	$9,394	$10,287	$38	$40	$61	$62	$63
Taxable	18,203	18,726	19,126	18,019	19,135	46,829	47,821	49,117	49,872	51,477
Equity securities, at fair value	3,977	4,748	4,199	4,578	3,499	180	206	238	233	208
Mortgage loans	377	132	16	18	28	6,579	6,695	6,566	6,661	6,933
Limited partnership interests	2,863	2,913	2,684	2,506	2,289	1,508	1,449	1,358	1,274	1,128
Short-term, at fair value	719	770	473	430	454	1,908	1,342	874	1,297	1,038
Other	68	52	17	103	53	2,026	2,106	2,270	2,183	2,068
Total	$35,006	$36,119	$35,457	$35,048	$35,745	$59,068	$59,659	$60,484	$61,582	$62,915

Fixed income securities, at amortized cost:
Tax-exempt	$8,568	$8,650	$8,981	$9,399	$9,900	$37	$39	$59	$59	$59
Taxable	17,942	18,456	19,076	17,981	18,853	44,931	46,380	48,224	49,130	49,809
Ratio of fair value to amortized cost	101.9%	101.5%	100.0%	100.1%	102.3%	104.2%	103.1%	101.9%	101.5%	103.4%
Equity securities, at cost	$4,094	$4,170	$3,616	$4,043	$3,266	$158	$159	$176	$185	$181
Short-term, at amortized cost	719	770	473	430	454	1,908	1,342	874	1,297	1,038

	CORPORATE AND OTHER					CONSOLIDATED

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept 30,
	2011	2011	2011	2010	2010	2011	2011	2011	2010	2010

Fixed income securities, at fair value:
Tax-exempt	$732	$698	$706	$658	$618	$9,569	$9,516	$9,709	$10,114	$10,968
Taxable	1,793	2,351	2,290	1,607	1,613	66,825	68,898	70,533	69,498	72,225
Equity securities, at fair value	-	-	-	-	-	4,157	4,954	4,437	4,811	3,707
Mortgage loans	-	-	-	-	-	6,956	6,827	6,582	6,679	6,961
Limited partnership interests	36	38	35	36	37	4,407	4,400	4,077	3,816	3,454
Short-term, at fair value	890	424	639	1,552	1,284	3,517	2,536	1,986	3,279	2,776
Other	-	-	-	-	2	2,094	2,158	2,287	2,286	2,123
Total	$3,451	$3,511	$3,670	$3,853	$3,554	$97,525	$99,289	$99,611	$100,483	$102,214

Fixed income securities, at amortized cost:
Tax-exempt	$698	$670	$684	$637	$585	$9,303	$9,359	$9,724	$10,095	$10,544
Taxable	1,759	2,307	2,268	1,580	1,580	64,632	67,143	69,568	68,691	70,242
Ratio of fair value to amortized cost	102.8%	102.4%	101.5%	102.2%	103.0%	103.3%	102.5%	101.2%	101.0%	103.0%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,252	$4,329	$3,792	$4,228	$3,447
Short-term, at amortized cost	890	424	639	1,552	1,284	3,517	2,536	1,986	3,279	2,776

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	September 30, 2011			June 30, 2011			March 31, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$337	$4,346	108.4	$315	$6,187	105.4	$257	$6,766	103.9
Municipal	554	14,999	103.8	116	14,673	100.8	(254)	15,246	98.4
Corporate	2,194	44,529	105.2	1,759	42,369	104.3	1,300	42,395	103.2
Foreign government	192	2,133	109.9	323	3,043	111.9	295	3,117	110.5
Residential mortgage-backed securities (“RMBS”)	(395)	4,632	92.1	(366)	5,990	94.2	(377)	6,530	94.5
Commercial mortgage-backed securities (“CMBS”)	(221)	1,824	89.2	(97)	1,986	95.3	(103)	2,053	95.2
Asset-backed securities (“ABS”)	(204)	3,906	95.0	(139)	4,142	96.8	(169)	4,111	96.1
Redeemable preferred stock	2	25	108.7	1	24	104.3	1	24	104.3
Total fixed income securities	2,459	76,394	103.3	1,912	78,414	102.5	950	80,242	101.2

Equity securities	(95)	4,157	97.8	625	4,954	114.4	645	4,437	117.0
Short-term investments	-	3,517	100.0	-	2,536	100.0	-	1,986	100.0
Derivatives	(15)	244	94.2	(36)	348	90.6	(30)	512	94.5
EMA limited partnership interests (2)	7	n/a	n/a	7	n/a	n/a	7	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,356	$84,312	102.9	$2,508	$86,252	103.0	$1,572	$87,177	101.8

Amounts recognized for:
Insurance reserves (3)	(641)			(217)			(2)
DAC and DSI (4)	(122)			(61)			95
Amounts recognized	(763)			(278)			93

Deferred income taxes	(561)			(784)			(586)

Unrealized net capital gains and losses, after-tax	$1,032			$1,446			$1,079

	December 31, 2010			September 30, 2010			June 30, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$276	$8,596	103.3	$532	$11,253	105.0	$512	$9,185	105.9
Municipal	(267)	15,934	98.4	402	16,768	102.5	89	18,849	100.5
Corporate	1,395	37,655	103.8	2,334	37,204	106.7	1,445	35,935	104.2
Foreign government	337	3,158	111.9	482	3,428	116.4	350	3,252	112.1
RMBS	(516)	7,993	93.9	(693)	8,499	92.5	(954)	8,961	90.4
CMBS	(219)	1,994	90.1	(382)	1,993	83.9	(553)	2,132	79.4
ABS	(181)	4,244	95.9	(270)	4,010	93.7	(390)	3,572	90.2
Redeemable preferred stock	1	38	102.7	2	38	105.6	1	39	102.6
Total fixed income securities	826	79,612	101.0	2,407	83,193	103.0	500	81,925	100.6

Equity securities	583	4,811	113.8	260	3,707	107.5	(102)	3,254	97.0
Short-term investments	—	3,279	100.0	—	2,776	100.0	—	2,414	100.0
Derivatives	(22)	439	95.2	(17)	318	94.9	2	283	100.7
Unrealized net capital gains and losses, pre-tax	$1,387	$88,141	101.6	$2,650	$89,994	103.0	$400	$87,876	100.5

Amounts recognized for:
Insurance reserves (3)	(41)			(608)			(292)
DAC and DSI (4)	97			(49)			403
Amounts recognized	56			(657)			111

Deferred income taxes	(508)			(701)			(183)

Unrealized net capital gains and losses, after-tax	$935			$1,292			$328

(1)    The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)    Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)    The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)    The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of September 30, 2011

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$3,829	$3,760	$111	$(171)	$3,700	98.2%	96.6%
Consumer goods (cyclical and non-cyclical)	8,182	8,305	485	(54)	8,736	101.5	106.8
Financial services	3,743	3,689	161	(49)	3,801	98.6	101.5
Capital goods	5,170	5,199	392	(40)	5,551	100.6	107.4
Communications	2,868	2,883	127	(30)	2,980	100.5	103.9
Utilities	7,277	7,277	699	(29)	7,947	100.0	109.2
Transportation	1,966	1,967	173	(19)	2,121	100.1	107.9
Basic industry	2,080	2,099	112	(17)	2,194	100.9	105.5
Energy	3,253	3,304	205	(14)	3,495	101.6	107.4
Technology	2,007	2,043	93	(12)	2,124	101.8	105.8
FDIC guaranteed	157	157	2	-	159	100.0	101.3
Other	1,746	1,652	84	(15)	1,721	94.6	98.6
Total corporate fixed income portfolio	42,278	42,335	2,644	(450)	44,529	100.1	105.3

U.S. government and agencies	4,351	4,009	337	-	4,346	92.1	99.9
Municipal	16,417	14,445	816	(262)	14,999	88.0	91.4
Foreign government	2,030	1,941	197	(5)	2,133	95.6	105.1
RMBS	5,760	5,027	146	(541)	4,632	87.3	80.4
CMBS	2,071	2,045	37	(258)	1,824	98.7	88.1
ABS	4,437	4,110	87	(291)	3,906	92.6	88.0
Redeemable preferred stock	22	23	2	-	25	104.5	113.6
Total fixed income securities	$77,366	$73,935	$4,266	$(1,807)	$76,394	95.6	98.7

(1)                 Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity.  These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $474 million, $948 million, $3.52 billion and $382 million, respectively.

(2)                 Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.4% for corporates, 102.5% for U.S. government and agencies, 101.0% for municipals and 103.1% for foreign governments.  Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 105.6% for corporates, 107.3% for U.S. government and agencies, 105.1% for municipals and 109.5% for foreign governments.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of September 30, 2011

	Aaa		Aa		A		Baa		Ba or lower (1)		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$4,346	$337	$-	$-	$-	$-	$-	$-	$-	$-	$4,351	$4,346	$337

Municipal
Tax exempt	958	62	4,755	186	2,274	84	1,117	(11)	465	(55)	9,655	9,569	266
Taxable	206	23	2,706	288	1,121	86	425	(17)	99	(18)	5,815	4,557	362
Auction rate securities	668	(43)	58	(7)	79	(14)	68	(10)	-	-	947	873	(74)
Sub-total	1,832	42	7,519	467	3,474	156	1,610	(38)	564	(73)	16,417	14,999	554

Corporate
Public	1,079	57	3,223	176	11,643	724	11,052	671	2,471	(78)	27,614	29,468	1,550
Privately placed	1,078	52	1,654	101	4,374	283	6,617	212	1,338	(4)	14,664	15,061	644
Sub-total	2,157	109	4,877	277	16,017	1,007	17,669	883	3,809	(82)	42,278	44,529	2,194

Foreign government	778	117	458	30	534	25	363	20	-	-	2,030	2,133	192

RMBS
U.S. government sponsored entities	2,250	108	-	-	-	-	-	-	-	-	2,107	2,250	108
Prime residential mortgage-backed securities	244	4	30	(1)	188	3	36	1	512	(20)	1,105	1,010	(13)
Alt-A residential mortgage-backed securities	-	-	41	(1)	71	1	33	-	386	(75)	877	531	(75)
Subprime residential mortgage-backed securities	-	-	52	(20)	43	(9)	62	(30)	684	(356)	1,671	841	(415)
Sub-total	2,494	112	123	(22)	302	(5)	131	(29)	1,582	(451)	5,760	4,632	(395)

CMBS	989	24	206	(13)	178	(41)	282	(94)	169	(97)	2,071	1,824	(221)

ABS
Collateralized debt obligations	84	(2)	784	(36)	354	(77)	193	(72)	243	(67)	2,198	1,658	(254)
Consumer and other asset-backed securities	1,321	40	311	4	359	5	229	3	28	(2)	2,239	2,248	50
Sub-total	1,405	38	1,095	(32)	713	(72)	422	(69)	271	(69)	4,437	3,906	(204)

Redeemable preferred stock	-	-	1	-	-	-	24	2	-	-	22	25	2
Total fixed income securities	$14,001	$779	$14,279	$707	$21,218	$1,070	$20,501	$675	$6,395	$(772)	$77,366	$76,394	$2,459

(1)                 Securities rated below investment grade comprise securities with a rating of Ba or lower. As of September 30, 2011, 50% of our below investment grade gross unrealized losses were concentrated in RMBS, specifically Alt-A and Subprime.  The fair value of these securities totaled $928 million, a decrease of 14.4%, compared to $1.08 billion as of December 31, 2010, primarily due to sales.  Gross unrealized losses on these securities totaled $445 million as of September 30, 2011, an improvement of 19.7%, compared to $554 million as of December 31, 2010, due to impairment write-downs, principal collections and sales, partially offset by the downgrade of certain securities to below investment grade and lower valuations.

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

Impairment write-downs	$(190)	$(70)	$(114)	$(198)	$(137)	$(239)	$(223)	$(374)	$(599)
Change in intent write-downs	(13)	(16)	(69)	(75)	(30)	(67)	(32)	(98)	(129)
Net other-than-temporary impairment losses recognized in earnings	(203)	(86)	(183)	(273)	(167)	(306)	(255)	(472)	(728)
Sales	692	141	283	134	319	145	88	1,116	552
Valuation of derivative instruments	(254)	(50)	22	144	(133)	(283)	(155)	(282)	(571)
Settlements of derivative instruments	20	(3)	(89)	35	(152)	(27)	(30)	(72)	(209)
EMA limited partnership income	9	55	63	76	(11)	20	4	127	13
Total	$264	$57	$96	$116	$(144)	$(451)	$(348)	$417	$(943)

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$100	$108	$111	$118	$132	$153	$165	$319	$450
Taxable	176	180	169	154	152	143	130	525	425
Equity securities	20	32	18	25	16	23	20	70	59
Mortgage loans	3	1	-	1	-	-	1	4	1
Cost limited partnership interests (1)	15	7	5	10	3	3	3	27	9
Short-term	1	-	1	-	1	1	1	2	3
Other	-	1	1	1	1	5	1	2	7
Sub-total	315	329	305	309	305	328	321	949	954
Less: Investment expense	(17)	(19)	(21)	(18)	(21)	(18)	(17)	(57)	(56)
Net investment income	$298	$310	$284	$291	$284	$310	$304	$892	$898
Net investment income, after-tax	$225	$236	$219	$225	$225	$249	$247	$680	$721

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	4.6	4.9	4.8	4.9	4.9	4.9	4.9	4.8	4.9
Equivalent yield for tax-exempt	6.7	7.1	7.0	7.1	7.1	7.1	7.1	7.0	7.1
Taxable	3.9	3.8	3.6	3.4	3.4	3.5	3.5	3.8	3.5
Equity securities	1.9	3.3	1.9	2.7	2.0	2.9	2.0	2.4	2.2
Mortgage loans	4.5	3.2	6.7	7.1	4.2	5.4	6.0	3.7	5.4
Cost limited partnership interests	8.8	4.2	2.9	5.8	2.0	1.8	2.4	5.3	2.1
Total portfolio (3)	3.9	4.0	3.7	3.8	3.7	3.9	3.8	3.9	3.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$30	$(16)	$(13)	$(29)	$76	$(23)	$(4)	$1	$49
Taxable	119	9	(29)	(11)	25	6	(43)	99	(12)
Equity securities	(77)	(2)	124	10	68	25	14	45	107
Limited partnership interests	(3)	20	46	44	(13)	15	(7)	63	(5)
Derivatives and other	(45)	(19)	(71)	68	(263)	(129)	(150)	(135)	(542)
Total	$24	$(8)	$57	$82	$(107)	$(106)	$(190)	$73	$(403)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(105)	$(27)	$(64)	$(63)	$(57)	$(96)	$(79)	$(196)	$(232)
Change in intent write-downs	(10)	(11)	(27)	(33)	(10)	(10)	(9)	(48)	(29)
Net other-than-temporary impairment losses recognized in earnings	(115)	(38)	(91)	(96)	(67)	(106)	(88)	(244)	(261)
Sales (4)	186	29	172	65	228	121	41	387	390
Valuation of derivative instruments	(56)	(12)	26	47	(143)	(134)	(101)	(42)	(378)
Settlements of derivative instruments	11	(7)	(95)	21	(118)	3	(49)	(91)	(164)
EMA limited partnership income	(2)	20	45	45	(7)	10	7	63	10
Total	$24	$(8)	$57	$82	$(107)	$(106)	$(190)	$73	$(403)

AVERAGE INVESTED ASSETS (in billions) (5)	$34.9	$35.0	$34.7	$34.7	$34.9	$34.8	$34.6	$34.8	$34.8

(1)              As of September 30, 2011, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.22 billion.

(2)              Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)              The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments includes fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)              Includes $12 million and $21 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months ended September 30, 2011 and nine months ended September 30, 2011, respectively.

(5)              Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year. For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010	2010	2010	2010	2011	2010

NET INVESTMENT INCOME
Fixed income securities	$572	$596	$607	$614	$631	$646	$652	$1,775	$1,929
Equity securities	3	2	1	2	1	2	1	6	4
Mortgage loans	88	86	89	89	92	99	103	263	294
Cost limited partnership interests (1)	18	11	5	11	3	4	3	34	10
Short-term	1	-	1	-	1	-	1	2	2
Other	26	24	9	5	3	-	(2)	59	1
Sub-total	708	719	712	721	731	751	758	2,139	2,240
Less: Investment expense	(26)	(25)	(28)	(29)	(24)	(28)	(27)	(79)	(79)
Net investment income	$682	$694	$684	$692	$707	$723	$731	$2,060	$2,161
Net investment income, after-tax	$448	$455	$449	$453	$463	$473	$478	$1,352	$1,414

PRE-TAX YIELDS (2)
Fixed income securities	5.0	5.0	5.0	5.0	5.0	5.1	5.1	5.0	5.1
Equity securities	8.0	2.9	3.3	3.6	2.8	3.5	2.3	4.6	2.9
Mortgage loans	5.3	5.2	5.4	5.3	5.2	5.4	5.3	5.3	5.3
Cost limited partnership interests	10.2	6.3	2.7	7.0	1.8	3.3	1.9	6.5	2.4
Total portfolio (3)	5.0	4.9	4.8	4.8	4.8	4.8	4.8	4.9	4.8

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities	$433	$46	$15	$(85)	$(19)	$(177)	$(92)	$494	$(288)
Equity securities	-	17	(2)	1	15	20	-	15	35
Mortgage loans	(28)	(3)	(4)	(17)	(1)	(28)	(25)	(35)	(54)
Limited partnership interests	11	30	22	28	(6)	9	(15)	63	(12)
Derivatives and other	(197)	(28)	8	109	(27)	(177)	(30)	(217)	(234)
Total	$219	$62	$39	$36	$(38)	$(353)	$(162)	$320	$(553)

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(85)	$(43)	$(50)	$(134)	$(80)	$(143)	$(144)	$(178)	$(367)
Change in intent write-downs	(3)	(5)	(42)	(42)	(20)	(57)	(23)	(50)	(100)
Net other-than-temporary impairment
losses recognized in earnings	(88)	(48)	(92)	(176)	(100)	(200)	(167)	(228)	(467)
Sales	485	112	111	68	89	18	44	708	151
Valuation of derivative instruments	(198)	(38)	(4)	99	10	(149)	(54)	(240)	(193)
Settlements of derivative instruments	9	4	6	14	(34)	(30)	19	19	(45)
EMA limited partnership income	11	32	18	31	(3)	8	(4)	61	1
Total	$219	$62	$39	$36	$(38)	$(353)	$(162)	$320	$(553)

AVERAGE INVESTED ASSETS (in billions) (4)	$57.7	$58.8	$60.2	$61.0	$61.4	$62.5	$63.9	$58.9	$62.7

(1)             As of September 30, 2011, Allstate Financial has commitments to invest in additional limited partnership interests totaling $780 million.

(2)             Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)             The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments include fixed income and equity securities, mortgage loans, cost limited partnership interests, short-term and other investments.

(4)             Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator. Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, "Contribution to Income".

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, "Property-Liability Results".

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, "Property-Liability Results".

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedules, "Property-Liability Results", "Standard Auto Profitability Measures" and "Homeowners Profitability Measures".

Operating income return on shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders' equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders' equity from return on shareholders' equity is the transparency and understanding of their significance to return on shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders' equity and return on shareholders' equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders' equity should not be considered as a substitute for return on shareholders' equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders' equity and operating income return on shareholders' equity can be found in the schedule, "Return on Shareholders' Equity".

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, "Book Value per Share".

Operating Measure

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measure.  Our method for calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, "Property-Liability Results".

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned or underwriting margin.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.